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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements No. 33-76506 and No. 33-76508 of Western Atlas Inc. on Form S-8 of our report dated February 18, 1998 (March 9, 1998 with respect to Note N) appearing in this Annual Report on Form 10-K/A of Western Atlas Inc. for the year ended December 31, 1997.



/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Houston, Texas
March 11, 1998


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